UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2013

WESTERN ASSET

INVESTMENT GRADE

DEFINED OPPORTUNITY

TRUST INC. (IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 27, 2013

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended November 30, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first five months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary (cont’d)

the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed-income securities of below investment grade quality at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durationsi offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	1

Fund overview (cont’d)

responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Ryan K. Brist. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus comparable-duration Treasuries over the twelve months ended November 30, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended November 30, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.28% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in early May 2013. Ten-year Treasury yields were 1.62% at the beginning of the period and 2.75% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.59% took place on December 6, 2012.

All told, the Barclays U.S. Aggregate Indexiii returned -1.60% for the twelve months ended November 30, 2013. Comparatively, the Barclays U.S. Credit Indexiv returned -1.83% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s exposure to high-yield bonds. We felt the positive fundamental backdrop for corporate credit and relatively conservative balance sheet management, along with the shorter duration characteristics of high-yield bonds, would be beneficial to the portfolio. This adjustment was positive for the Fund’s performance and it helped to generate additional income for shareholders.

From a sector perspective, we slightly increased the Fund’s large overweight to the Financials sector. We felt that financial companies would continue to improve their balance sheets and post stable fundamental results during the reporting period. In addition, we felt that the sector was attractively valued.

During the reporting period, U.S. Treasury futures were used to actively manage the Fund’s duration and yield curvev positioning. One example was when we reduced the Fund’s duration below the benchmark heading into the second quarter of 2013 when we felt there was little value in U.S. government bonds. Investors ended up reducing fixed income exposure in general during the quarter in anticipation of the Fed tapering its asset purchase program at its meeting in September 2013. Treasury yields moved significantly higher during the quarter, with the yield on the ten-year Treasury,

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

for example, moving from 1.87% to 2.52%. The use of Treasury futures contributed to the Fund’s performance. In addition, we used currency forwards opportunistically to place a small short on the Japanese yen versus the U.S. dollar. This was done as we believed that Japan’s monetary stimulus program would be successful and would pressure its currency. Currency forwards were a positive for the Fund’s performance during the reporting period.

Performance review

For the twelve months ended November 30, 2013, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 0.63% based on its net asset value (“NAV”)vi and -12.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Index, returned -1.83% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagevii returned -1.47% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.27 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2013
Price per share	12-month total return**
$21.53 (NAV)	0.63	%†
$19.59 (Market Price)	-12.18	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its allocation to high-yield bonds. This was rewarded given the high-yield market’s outperformance versus higher quality and longer-duration investment grade corporate bonds. Overall, sector positioning was positive for performance. In particular, an overweight to Financials was rewarded as it was the best performing sector within the benchmark.

Issue selection of investment-grade corporate bonds also enhanced the Fund’s results. Many of the Fund’s strongest performers were in the Financials sector, such as our overweights in Citigroup Inc., American International Group, Morgan Stanley and Goldman Sachs Group, Inc. Investment sentiment for these companies strengthened due to continued balance sheet and capital

*	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended November 30, 2013, please refer to page 23 of this report.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	3

Fund overview (cont’d)

ratio improvements, as well as better underlying fundamentals.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. However, emerging markets had a challenging twelve-month period and the Fund’s modest exposure was not rewarded. Examples of individual holdings that detracted from the Fund’s performance were our overweights in several emerging market corporate bonds, including the Brazilian energy company Petrobras, Brazilian mining company Vale Overseas Ltd. and Latin American wireless services provider America Movil generated weak results. Elsewhere, within the Metals and Mining sector, our overweight position in gold mining company Barrick Gold was a negative for performance, as the price of gold declined approximately 25% during the reporting period which pressured the company’s bond prices.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 13, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of November 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2013 were: Financials (38.3%),

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Energy (11.3%), Consumer Discretionary (10.4%), Telecommunication Services (10.0%) and Utilities (7.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and November 30, 2012 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Spread duration (unaudited)

Economic exposure — November 30, 2013

Total Spread Duration
IGI	— 7.04 years
Benchmark	— 6.47 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — November 30, 2013

Total Effective Duration
IGI	— 6.63 years
Benchmark	— 6.68 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Schedule of investments

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 93.5%
Consumer Discretionary — 10.4%
Automobiles — 1.7%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,140,000	$1,479,325
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,164,533
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	805,394
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	385,672
Total Automobiles				3,834,924
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,275,000
Household Durables — 0.2%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	360,000	366,300
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	670,000	668,092
QVC Inc., Senior Secured Notes	4.375%	3/15/23	350,000	333,494
Total Internet & Catalog Retail				1,001,586
Media — 6.9%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,787,142
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	900,000	850,500
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,886,790
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,755,775
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,453,125
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,390,000	1,656,357
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	235,473
UBM PLC, Notes	5.750%	11/3/20	740,000	764,826	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,075,000	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	370,000	363,046
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,055,169
Total Media				15,883,203
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	282,800
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,376,360
Total Specialty Retail				1,659,160
Total Consumer Discretionary				24,020,173
Consumer Staples — 3.4%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	568,357
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	140,000	131,950

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	$590,000	$655,651	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	991,121	(a)
Total Beverages				2,347,079
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	529,781
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	555,874
Total Food Products				1,085,655
Tobacco — 1.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,335,280
Altria Group Inc., Senior Notes	10.200%	2/6/39	110,000	171,864
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	667,725
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	570,073
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	555,209
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,079,091
Total Tobacco				4,379,242
Total Consumer Staples				7,811,976
Energy — 11.3%
Oil, Gas & Consumable Fuels — 11.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	383,158
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	141,482
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	164,842
Apache Corp., Senior Notes	4.750%	4/15/43	840,000	828,552
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,891,399
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	1,080,000	1,394,045
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	480,900
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	2,000,000	2,029,344
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	982,128
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,761,073
Hess Corp., Notes	7.875%	10/1/29	440,000	556,627
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	568,233
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,580,354
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	905,617
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	920,927
MEG Energy Corp., Senior Notes	6.375%	1/30/23	900,000	913,500	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	650,000	676,000	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	728,476
Noble Energy Inc., Senior Notes	5.250%	11/15/43	450,000	451,530
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	160,000	146,000	(a)

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	$1,000,000	$1,030,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,158,448
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,130,000	2,035,986
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	270,000
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	50,000	54,759
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	630,000	700,875
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	10,280
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	771,812
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	911,895
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,128,099
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	70,127
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	182,618
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	502,411
Total Energy				26,331,497
Financials — 36.3%
Capital Markets — 9.2%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	460,000	415,150	(b)(c)
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,898,493
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	490,000	448,382	(b)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,877,861
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	616,651
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	527,554
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	958,704
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,938,182
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,183,060
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	670,000	852,347
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	2,065,180
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,206,907
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	226,084
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	163,720
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	510,000	511,544
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	460,000	454,567
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	378,046
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	540,000	583,211
Total Capital Markets				21,305,643
Commercial Banks — 7.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	379,350
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	639,450	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
CIT Group Inc., Secured Notes	6.625%	4/1/18	$480,000	$544,800	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	350,000	344,750
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	750,000	769,889
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	550,000	600,545	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	570,000	(a)(b)(c)
Fifth Third Bancorp, Subordinated Notes	4.300%	1/16/24	650,000	646,456
ING Bank NV, Subordinated Notes	5.800%	9/25/23	500,000	522,158	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	520,000	517,609	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	710,000	747,275	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,366,305
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	790,000	808,322
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,540,000	1,564,865
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	820,000	896,567
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	670,000	671,266	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/13/14	410,000	383,596	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,154,455
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	720,000	713,388
Total Commercial Banks				17,841,046
Consumer Finance — 1.5%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,888,641
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,522,950
Total Consumer Finance				3,411,591
Diversified Financial Services — 13.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	570,000	515,850	(b)(c)
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	556,531
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,455,490
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	206,199
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,523,360
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	330,000	292,477	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	153,000	159,122
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,591,512
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	650,538
Citigroup Inc., Senior Notes	3.875%	10/25/23	250,000	246,137
Citigroup Inc., Senior Notes	6.875%	3/5/38	642,000	806,089
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,886,556
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	850,000	901,729

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	$630,000	$706,963
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	788,254
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	111,430	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,036,770	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	130,000	144,871
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,140,000	3,988,588
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,300,000	1,415,375	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	800,000	716,000	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	440,000	428,978	(b)
ING US Inc., Senior Notes	5.500%	7/15/22	1,260,000	1,380,562
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	972,000
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	241,725
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	392,700
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	749,563	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,393,500	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	700,000	677,250	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,797,471
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	980,000	1,002,619
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	541,250	(a)(b)
Total Diversified Financial Services				32,277,459
Insurance — 3.7%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	90,000	93,938
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,193,369
American International Group Inc., Senior Notes	4.125%	2/15/24	120,000	121,487
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	342,672
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	344,850	(a)
Five Corners Funding Trust, Bonds	4.419%	11/15/23	630,000	634,000	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	3/31/14	410,000	410,000	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	330,000	354,750	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,022,941	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,577,265
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	740,189	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,301,343	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	486,587
Total Insurance				8,623,391
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	698,285	(a)
Total Financials				84,157,415

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 4.2%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	$1,020,000	$1,007,014
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	480,000	535,063
Total Biotechnology				1,542,077
Health Care Providers & Services — 1.7%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	53,345
Highmark Inc., Senior Notes	4.750%	5/15/21	390,000	370,803	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,125,409
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,194,810
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,307,267
Total Health Care Providers & Services				4,051,634
Pharmaceuticals — 1.8%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	412,979
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	1,479,000	1,388,677	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	751,790
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,293,987
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	251,092
Total Pharmaceuticals				4,098,525
Total Health Care				9,692,236
Industrials — 4.3%
Aerospace & Defense — 0.4%
Exelis Inc., Senior Notes	5.550%	10/1/21	885,000	887,937
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	858,950
Airlines — 2.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	480,000	480,000	(a)
American Airlines Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	1,160,000	1,170,150	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	164,146	180,151
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	592,805	681,726
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	203,045	220,304
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	164,719	187,368
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	268,234	296,398
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	275,304	287,693
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	101,760	114,988
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	248,400

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	$669,122	$764,472
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	585,883	631,289
Total Airlines				5,262,939
Commercial Services & Supplies — 0.7%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	251,460
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	900,000	870,750	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	658,103
Total Commercial Services & Supplies				1,780,313
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	204,234
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	494,000	495,852
Road & Rail — 0.2%
Kansas City Southern Railway, Senior Notes	4.300%	5/15/43	460,000	408,235	(a)
Total Industrials				9,898,460
Information Technology — 1.0%
Computers & Peripherals — 0.5%
Seagate HDD Cayman, Senior Notes	3.750%	11/15/18	1,260,000	1,274,175	(a)
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	260,000	250,250
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	147,350	(a)
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	421,380
Software — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	356,150	(a)
Total Information Technology				2,449,305
Materials — 5.5%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	277,150
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	266,187
Total Chemicals				543,337
Containers & Packaging — 0.6%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	790,000	827,249
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	560,000	544,940
Total Containers & Packaging				1,372,189

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 4.7%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	$1,200,000	$992,509
BHP Billiton Finance USA Ltd., Senior Notes	3.850%	9/30/23	290,000	292,926
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	180,000	182,594
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000	182,436
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	210,000	208,830
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	660,000	648,368
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	649,000	673,743	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	20,000	19,970
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	210,000	197,798
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	750,000	703,274	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,634,452
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	281,799
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	261,600
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,160,150
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,333,244	(a)
Total Metals & Mining				10,773,693
Total Materials				12,689,219
Telecommunication Services — 10.0%
Diversified Telecommunication Services — 7.0%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,722,306
AT&T Inc., Senior Notes	5.550%	8/15/41	980,000	977,567
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	2,977,938
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,529,644
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000	1,201,563	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	416,876
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	610,000	684,106
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	140,000	152,946
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,250,000	1,248,437
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,630,259
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,430,000	2,775,184
Total Diversified Telecommunication Services				16,316,826
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,504,001
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,575,336
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,201,089
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	280,000	339,500	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	700,000	768,250	(a)

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	$390,000	$467,161
Total Wireless Telecommunication Services				6,855,337
Total Telecommunication Services				23,172,163
Utilities — 7.1%
Electric Utilities — 5.4%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	220,000	218,900	(a)
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	699,446
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	741,781
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,223,689
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,060,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,140,725	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,134,580
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,160,801
Monongahela Power Co., Senior Secured Bonds	5.400%	12/15/43	700,000	708,627	(a)
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	765,518
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	778,676
Total Electric Utilities				12,632,743
Gas Utilities — 0.8%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,933,245
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,292,500
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	647,852
Total Utilities				16,506,340
Total Corporate Bonds & Notes (Cost — $196,619,636)				216,728,784
Municipal Bonds — 0.7%
Alabama — 0.3%
Jefferson County, AL, Sewer Revenue Warrants	6.000%	10/1/42	850,000	784,524	(d)
California — 0.1%
University of California Revenue	4.062%	5/15/33	220,000	200,345
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	20,000	22,109
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	530,000	551,338
Total Illinois				573,447
Pennsylvania — 0.0%
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	100,000	90,098
Total Municipal Bonds (Cost — $1,755,050)				1,648,414

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

November 30, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Senior Loans — 0.4%
Industrials — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan E (Cost — $974,349)	2.918%	5/2/16	$974,349	$978,993	(e)
Sovereign Bonds — 1.2%
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,000,000	1,038,750	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	715,000	837,980	(a)
Total Russia				1,876,730
Turkey — 0.4%
Republic of Turkey, Notes	4.875%	4/16/43	1,040,000	840,840
Total Sovereign Bonds (Cost — $2,689,444)				2,717,570
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $448,318)	1.250%	10/31/18	450,000	448,154

			Shares
Common Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost — $812,770)			18,771	993,361
Preferred Stocks — 1.5%
Financials — 1.5%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%		7,285	152,038
Consumer Finance — 1.2%
GMAC Capital Trust I	8.125%		105,800	2,839,672	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%		17,525	480,010	(b)
Total Preferred Stocks (Cost — $3,200,157)				3,471,720
Total Investments — 98.0% (Cost — $206,499,724#)				226,986,996
Other Assets in Excess of Liabilities — 2.0%				4,749,179
Total Net Assets — 100.0%				$231,736,175

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is purchased on a when-issued basis.

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $208,063,987.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	19

Statement of assets and liabilities

November 30, 2013

Assets:
Investments, at value (Cost — $206,499,724)	$226,986,996
Cash	1,262,582
Interest receivable	3,328,772
Receivable for securities sold	639,987
Deposits with brokers for open futures contracts	432,327
Unrealized appreciation on forward foreign currency contracts	193,900
Receivable from broker — variation margin on open futures contracts	22,356
Receivable for open OTC swap contracts	1,800
Prepaid expenses	13,185
Total Assets	232,881,905

Liabilities:
Payable for securities purchased	800,114
Investment management fee payable	123,569
OTC swaps, at value (net premiums received — $97,388)	85,195
Payable for open OTC swap contracts	3,101
Accrued expenses	133,751
Total Liabilities	1,145,730
Total Net Assets	$231,736,175

Net Assets:
Par value ($0.001 par value; 10,763,641 shares issued and outstanding; 100,000,000 shares authorized)	$10,764
Paid-in capital in excess of par value	205,171,822
Undistributed net investment income	3,758,544
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	2,416,417
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	20,378,628
Total Net Assets	$231,736,175

Shares Outstanding	10,763,641

Net Asset Value	$21.53

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Statement of operations

For the Year Ended November 30, 2013

Investment Income:
Interest	$12,752,109
Dividends	289,819
Total Investment Income	13,041,928

Expenses:
Investment management fee (Note 2)	1,533,419
Excise tax (Note 1)	183,213
Audit and tax	56,700
Shareholder reports	39,663
Directors’ fees	37,868
Transfer agent fees	36,462
Fund accounting fees	23,772
Legal fees	23,310
Stock exchange listing fees	23,245
Insurance	5,872
Custody fees	3,322
Miscellaneous expenses	10,905
Total Expenses	1,977,751
Net Investment Income	11,064,177

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,398,694
Futures contracts	1,875,584
Swap contracts	16,494
Foreign currency transactions	755,461
Net Realized Gain	5,046,233
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(14,749,371)
Futures contracts	(144,454)
Swap contracts	12,193
Foreign currencies	187,806
Change in Net Unrealized Appreciation (Depreciation)	(14,693,826)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(9,647,593)
Increase in Net Assets from Operations	$1,416,584

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	21

Statements of changes in net assets

For the Years Ended November 30,	2013	2012

Operations:
Net investment income	$11,064,177	$11,707,811
Net realized gain	5,046,233	3,869,882
Change in net unrealized appreciation (depreciation)	(14,693,826)	21,111,642
Increase in Net Assets From Operations	1,416,584	36,689,335

Distributions to Shareholders From (Note 1):
Net investment income	(10,142,801)	(13,432,309)
Net realized gains	(3,517,372)	(1,512,836)
Decrease in Net Assets From Distributions to Shareholders	(13,660,173)	(14,945,145)

Fund Share Transactions:
Reinvestment of distributions (23,230 and 64,083 shares issued, respectively)	508,007	1,373,534
Increase in Net Assets From Fund Share Transactions	508,007	1,373,534
Increase (Decrease) in Net Assets	(11,735,582)	23,117,724

Net Assets:
Beginning of year	243,471,757	220,354,033
End of year*	$231,736,175	$243,471,757
* Includes undistributed net investment income of:	$3,758,544	$1,353,108

See Notes to Financial Statements.

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2013[1]	2012[1]	2011[1]	2010[1]	2009[1,2]

Net asset value, beginning of year	$22.67	$20.64	$21.35	$20.58	$19.06 [3]

Income (loss) from operations:
Net investment income	1.03	1.09	1.15	1.17	0.44
Net realized and unrealized gain (loss)	(0.90)	2.33	(0.57)	0.85	1.50
Total income from operations	0.13	3.42	0.58	2.02	1.94

Less distributions from:
Net investment income	(0.94)	(1.25)	(1.07)	(1.17)	(0.42)
Net realized gains	(0.33)	(0.14)	(0.22)	(0.08)	—
Total distributions	(1.27)	(1.39)	(1.29)	(1.25)	(0.42)

Net asset value, end of year	$21.53	$22.67	$20.64	$21.35	$20.58

Market price, end of year	$19.59	$23.69	$21.55	$20.79	$19.64
Total return, based on NAV[4,5]	0.63%	17.12%	2.96%	10.28%	10.32%
Total return, based on Market Price[6]	(12.18)%	17.28%	10.40%	12.52%	0.33%

Net assets, end of year (000s)	$231,736	$243,472	$220,354	$227,337	$216,952

Ratios to average net assets:
Gross expenses	0.84%	0.78%	0.80%	0.81%	0.86%[7]
Net expenses[8]	0.84	0.78	0.80	0.81	0.83 [7,9]
Net investment income	4.69	5.01	5.43	5.60	5.12 [7]

Portfolio turnover rate	68%	82%	49%	31%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 26, 2009 (commencement of operations) through November 30, 2009.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$216,728,784	—	$216,728,784
Municipal bonds	—	1,648,414	—	1,648,414
Senior loans	—	978,993	—	978,993
Sovereign bonds	—	2,717,570	—	2,717,570
U.S. government & agency obligations	—	448,154	—	448,154
Common stocks	$993,361	—	—	993,361
Preferred stocks	3,471,720	—	—	3,471,720
Total investments	$4,465,081	$222,521,915	—	$226,986,996
Other financial instruments:
Futures contracts	$108,109	—	—	$108,109
Forward foreign currency contracts	—	$193,900	—	193,900
Total other financial instruments	$108,109	$193,900	—	$302,009
Total	$4,573,190	$222,715,815	—	$227,289,005

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$422,846	—	—	$422,846
OTC credit default swaps on corporate issues — buy protection‡	—	$15,479	—	15,479
OTC credit default swaps on corporate issues — sell protection‡	—	69,716	—	69,716
Total	$422,846	$85,195	—	$508,041

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	27

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2013, the total notional value of all credit default swaps to sell protection is $900,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended November 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	29

Notes to financial statements (cont’d)

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions,

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2013, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $85,195. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	31

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $149,829 of federal excise tax attributable to calendar year 2012 in March 2013. The Fund anticipates being subject to an excise tax for calendar year 2013 of approximately $135,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$183,213	—	$(183,213)
(b)	1,300,847	$(1,300,847)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	33

Notes to financial statements (cont’d)

to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$129,710,069	$29,296,525
Sales	128,968,168	29,214,135

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,870,685
Gross unrealized depreciation	(1,947,676)
Net unrealized appreciation	$18,923,009

At November 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	3	3/14	$660,947	$660,891	$(56)
U.S. Treasury 5-Year Notes	60	12/13	7,199,703	7,307,812	108,109
U.S. Treasury Ultra Long-Term Bonds	14	12/13	1,978,921	1,967,438	(11,483)
					$96,570
Contracts to Sell:
U.S. Treasury 10-Year Notes	210	12/13	$26,279,981	$26,594,531	$(314,550)
U.S. Treasury 30-Year Bonds	55	12/13	7,175,274	7,272,031	(96,757)
					$(411,307)
Net unrealized loss on open futures contracts					$(314,737)

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Japanese Yen	Citibank, N.A.	446,000,000	$4,355,310	1/27/14	$193,900

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

At November 30, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2013[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	$1,100,000	12/20/18	0.725%	1.000% quarterly	$(14,879)	$(10,040)	$(4,839)
Goldman Sachs Group Inc. (Energy Transfer Partners LP, 5.950%, due 2/1/15)	550,000	12/20/18	0.978%	1.000% quarterly	(600)	2,611	(3,211)
Total	$1,650,000				$(15,479)	$(7,429)	$(8,050)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2013[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Telecom Italia SpA, 5.375% due 1/29/19)	$900,000	12/20/18	2.675%	1.000% quarterly	$(69,716)	$(89,959)	$20,243

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	35

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$108,109	—	$108,109
Forward foreign currency contracts	—	$193,900	193,900
Total	$108,109	$193,900	$302,009

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$422,846	—	$422,846
OTC swap contracts[3]	—	$85,195	85,195
Total	$422,846	$85,195	$508,041

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$1,875,584	—	—	$1,875,584
Swap contracts	—	—	$16,494	16,494
Forward foreign currency contracts	—	$755,461	—	755,461
Total	$1,875,584	$755,461	$16,494	$2,647,539

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(144,454)	—	—	$(144,454)
Swap contracts	—	—	$12,193	12,193
Forward foreign currency contracts	—	$187,806	—	187,806
Total	$(144,454)	$187,806	$12,193	$55,545

36	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

During the year ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$6,022,310
Futures contracts (to sell)	30,845,907
Forward foreign currency contracts (to buy)†	2,925,792
Forward foreign currency contracts (to sell)	8,516,256

Average Notional Balance
Credit default swap contracts (to buy protection)	$380,769
Credit default swap contracts (to sell protection)	138,462

†	At November 30, 2013, there were no open positions held in this derivative.

5. Distributions subsequent to November 30, 2013

On November 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1000 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively. Additionally, the Board declared a long-term capital gain distribution in the amount of $0.3096 per share, payable on December 27, 2013 to shareholders of record on December 20, 2013.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30 was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$12,126,245	$13,432,309
Net long-term capital gains	1,533,928	1,512,836
Total taxable distributions	$13,660,173	$14,945,145

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,026,275
Undistributed long-term capital gains — net	3,665,944
Total undistributed earnings	$7,692,219
Other book/tax temporary differences(a)	47,005
Unrealized appreciation/(depreciation)(b)	18,814,365
Total accumulated earnings/(losses) — net	$26,553,589

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report	37

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Investment Grade Defined Opportunity Trust Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from June 26, 2009 (commencement of operations) to November 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Investment Grade Defined Opportunity Trust Inc. as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from June 26, 2009 (commencement of operations) to November 30, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2014

38	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Investment Grade Defined Opportunity Trust Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

40	Western Asset Investment Grade Defined Opportunity Trust Inc.

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe for each of the 1- and 3-year periods ended June 30, 2013 consisted of thirteen funds. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked fourth among the funds in the Performance Universe for that period and was better than the Performance Universe median. The Fund’s performance for the 3-year period ended June 30, 2013 was ranked fifth among the funds in the Performance Universe for that period and also was better than the Performance Universe median. The Board noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance in absolute terms and relative to its benchmark. In this regard, the Fund significantly outperformed its benchmark for the 1- and 3-year periods ended June 30, 2013 on a net asset value basis.

Based upon the above described and all other relevant factors, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory

Western Asset Investment Grade Defined Opportunity Trust Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper. The nine funds in the Expense Group had net common share assets ranging from $143.7 million to $897.4 million. Two of the Expense Group funds were larger than the Fund and six were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked eighth among the funds in the Expense Group and was worse than the Expense Group median for that expense component, and that the Fund’s actual total expenses were ranked seventh among the funds in the Expense Group and also were worse than the Expense Group average for that expense component. Among other things, the Manager noted the small differential between the Fund’s actual total expenses and the Expense Group average. The Board considered that the small number of funds in the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract

42	Western Asset Investment Grade Defined Opportunity Trust Inc.

Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 3% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Western Asset Investment Grade Defined Opportunity Trust Inc.	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Advisers were present.

44	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Investment Grade Defined Opportunity Trust Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

46	Western Asset Investment Grade Defined Opportunity Trust Inc.

Independent Directors cont’d
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Western Asset Investment Grade Defined Opportunity Trust Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Western Asset Investment Grade Defined Opportunity Trust Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

50	Western Asset Investment Grade Defined Opportunity Trust Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Investment Grade Defined Opportunity Trust Inc.	51

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

52	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less

Western Asset Investment Grade Defined Opportunity Trust Inc.	53

Dividend reinvestment plan (unaudited) (cont’d)

than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

54	Western Asset Investment Grade Defined Opportunity Trust Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2013:

Record date:	12/14/2012	6/21/2013
Payable date:	12/21/2012	6/28/2013
Long-term capital gain dividend	$0.070000	$0.072700

Please retain this information for your records.

Western Asset Investment Grade Defined Opportunity Trust Inc.	55

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

IGI

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012164 1/14 SR13-2100

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2012 and November 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,900 in 2012 and $0 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Investment Grade Defined Opportunity Trust Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $0 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Investment Grade Defined Opportunity Trust Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset Investment Grade Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	(TO COME) DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte.

Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b)

Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009); Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Stephen A. Walsh‡	Other Registered Investment Companies	104	$188.9 billion	None	None
	Other Pooled Vehicles	248	$90.5 billion	9	$1.6 billion
	Other Accounts	710	$170.1 billion	58	$15.5 billion
Ryan Brist‡	Other Registered Investment Companies	9	$1.7 billion	None	None
	Other Pooled Vehicles	14	10.4 billion	None	None
	Other Accounts	43	$15.7 billion	2	$420 million
Michael Buchanan‡	Other Registered Investment Companies	42	$33.3 billion	None	None
	Other Pooled Vehicles	57	$30.9 billion	4	$850 million
	Other Accounts	195	$48.7 billion	20	$7.2 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of November 30, 2013.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	C
Michael C. Buchanan	A
Ryan Brist	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 24, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 24, 2014